CAPITAL LEASE OBLIGATIONS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Future minimum lease payments under non-cancellable capital lease arrangements
2018			¥ 43,587
2019	$ 3,681	¥ 25,311	1,439
2020	3,491	24,003
2021	3,127	21,503
Total minimum lease payment	10,299	70,817	45,026
Less: amount representing interest	(1,332)	(9,159)	(870)
Present value of remaining minimum lease payment	8,967	61,658	44,156
Non current portion	$ 6,015	¥ 41,359	¥ 1,421